UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

December 1, 2023

Research Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other Jurisdiction of Incorporation)

1-39256	11-3797644
(Commission File Number)	(IRS Employer Identification No.)

N/A

(Address of principal executive offices and
Zip Code)

(310) 477-0354

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered
Common stock, $0.001 par value	RSSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

EXPLANATORY NOTE

On November 24, 2023, Research Solutions, Inc., a Nevada corporation (the “Registrant”), Research Solutions Acquisition 2, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Registrant (“Merger Sub”), Scite, Inc., a Delaware corporation (“Scite”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of Scite’s securityholders, entered into an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”), governing Scite’s merger with and into Merger Sub (the “Merger”), with Merger Sub continuing its existence under the name “Scite, LLC” as the surviving entity after the Merger and a wholly-owned subsidiary of the Registrant. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

On December 1, 2023, the Registrant filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original 8-K”) reporting the consummation of the Merger. This amendment to the Original 8-K amends Item 9.01 of the Original 8-K and provides the historical financial information required pursuant to Item 9.01(a) of Form 8-K and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited balance sheet of Scite as of June 30, 2023, and the related statement of operations, stockholders’ equity and cash flows for the fiscal years ended June 30, 2023, along with the accompanying notes and the independent auditor's report related thereto, are included as Exhibit 99.1 to this report and incorporated by reference herein.

The unaudited interim condensed balance sheets of Scite as of September 30, 2023 and June 30, 2023 and the related statement of operations, stockholders’ equity and cash flows for the three months ended September 30, 2023, along with the accompanying notes, are included as Exhibit 99.2 to this report and incorporated by reference herein.

(b) Pro Forma Financial Information.

The Registrant’s unaudited pro forma condensed combined balance sheet as of September 30, 2023 and unaudited pro forma condensed combined statement of operations for the three months ended September 30, 2023 and the year ended June 30, 2023, along with the accompanying notes, giving effect to the Merger, are included as Exhibit 99.3 to this report and incorporated by reference herein.

(d)            Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Audited Financial Statements of Scite as of June 30, 2023 and for the fiscal year ended June 30, 2023.

99.2	Unaudited Financial Statements of Scite as of September 30, 2023 and for the three months ended September 30, 2023.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Research Solutions, Inc.

104	Cover Page Interactive Data File (embedded as Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH SOLUTIONS, INC.

Date: February 7, 2024	By:	/s/ William Nurthen
William Nurthen
Chief Financial Officer & Secretary